UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 12, 2021

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Suite 101, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp. (the “Company”) updated its investor presentations, which are used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. Copies of the presentations are filed as Exhibits 99.01 and 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Dr. Richard Pierson, a Professor of Surgery and Scientific Director, Center for Transplantation Sciences at Harvard Medical School Teaching Hospital/Massachusetts General Hospital (“MGH”), and collaborator with the Company, presented preliminary results at an internal MGH meeting on using the Company’s TNX-1500 product candidate as monotherapy or in combination with mycophenolate mofetil in eight heterotopic cardiac allograft transplants in non-human primates, and reported preliminary results from this ongoing experiment, that TNX-1500 appeared to have comparable efficacy to historical experiments using the chimeric mouse-human anti-CD40L monoclonal antibody (mAb) hu5c8. TNX-1500 contains a modified crystallizable fragment, or Fc domain, fused to the antibody combining region of ruplizumab, which is a humanized version of 5c8 mAb. The development of ruplizumab was halted because of an association with thrombosis. Dr. Pierson reported that in the non-human primate transplant experiments so far, no evidence of thrombosis had been observed with TNX-1500.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01	Corporate Presentation by the Company for March 2021
	99.02	Abbreviated Corporate Presentation by the Company for March 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: March 12, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer